UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2025

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously reported, on June 12, 2025, the Human Capital and Compensation Committee (the “Committee”) of our Board of Directors amended our Senior Executive Short-Term Incentive Plan, as amended by its determinations for fiscal year 2026 (the “STIP”), to include corporate performance goals related to revenue and adjusted operating cash flow, and segment-level goals related to adjusted operating cash flow.

As the result of an error, the definitions of “AstroNova Adjusted Operating Cash Flow,” “PI Segment Operating Cash Flow,” and “Aerospace Segment Operating Cash Flow” included in the June 12, 2025 STIP amendments excluded the impact of changes in inventory, accounts receivable, and accounts payable. On June 15, 2025, the Committee further amended the STIP to revise the definitions of “AstroNova Adjusted Operating Cash Flow,” “PI Segment Operating Cash Flow,” and “Aerospace Segment Operating Cash Flow” as follows to include the impact of changes in inventory, accounts receivable, and accounts payable:

•

“AstroNova Adjusted Operating Cash Flow” shall be the Corporation’s operating income (loss) determined in accordance with GAAP, adjusted to exclude MTEX-related acquisition expenses, inventory step-up costs and restructuring charges, each net of taxes, and such other items as may be approved by the Committee, calculated consistent with the calculations utilized in the Q1 Release, and further adjusted to add back depreciation and amortization expense, to subtract capital expenditures, and to include the impact of changes in inventory, accounts receivable, and accounts payable.

•

“PI Segment Operating Cash Flow” shall be the Product Identification Segment’s Adjusted Operating Income, further adjusted to add back Product Identification Segment depreciation and amortization expense, to subtract Product Identification Segment capital expenditures, and to include the impact of changes in Product Identification Segment inventory, Product Identification Segment accounts receivable, and Product Identification Segment accounts payable.

•

“Aerospace Segment Operating Cash Flow” shall be the Aerospace Segment’s Adjusted Operating Income, further adjusted to add back Aerospace Segment depreciation and amortization expense, to subtract Aerospace Segment capital expenditures, and to include the impact of changes in Aerospace Segment inventory, Aerospace Segment accounts receivable, and Aerospace Segment accounts payable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: June 16, 2025	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer

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